NUVEEN GROWTH ALLOCATION FUND

SUPPLEMENT DATED AUGUST 2, 2011

TO THE SUMMARY PROSPECTUS DATED

OCTOBER 29, 2010, as supplemented MAY 31, 2011

Nuveen Growth Allocation Fund will be liquidated effective October 7, 2011.

Beginning September 7, 2011, the fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of September 7, 2011 may continue to purchase fund shares until October 3, 2011. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation. After the close of business on October 7, 2011, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GALLOS-0811P